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EXHIBIT 10.2
Execution Copy

AMENDMENT

        Amendment, dated as of December 16, 2004, among TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Borrower"), TYCO INTERNATIONAL LTD., a Bermuda company (the "Parent") (and together with the Borrower, the "Principal Obligors"), each required lender from time to time party hereto (collectively, the "Required Lenders" and individually, a "Required Lender"), and BANK OF AMERICA, N.A. as Paying Agent (in such capacity, the "Paying Agent").

WITNESSETH

        WHEREAS, the Borrower, the Parent, the Required Lenders, the Paying Agent and certain other financial institutions have entered into that certain U.S. $1,500,000,000 Three-Year Credit Agreement, dated as of December 22, 2003 (the "Agreement");

        WHEREAS, the Borrower, the Parent, the Paying Agent and the Required Lenders desire to amend the Agreement in certain respects;

        NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1.    Definitions and References.    Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Agreement.

        SECTION 2.    Amendments.

        (a)   Section 1.01 of the Agreement is hereby amended by deleting the definitions of "Business Day", "Consolidated Funded Debt", "Eurodollar Rate", "Extraordinary Gains and Losses", "Governmental Authority", "Nonrecourse Debt" and "Subsidiary Guarantor" and inserting the following new definitions in the appropriate alphabetical order:

      ""Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in New York, New York or the state where the Paying Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market."

      ""Consolidated Funded Debt" means, as of any date of determination, the aggregate amount of Debt of the Parent and its Consolidated Subsidiaries (without duplication), determined on a consolidated basis, as of such date (including Attributable Debt); provided that (i) if a Permitted Securitization Transaction is outstanding at such date and is accounted for as a sale of accounts receivable, chattel paper, general intangibles, or the like, under GAAP, Consolidated Funded Debt determined as aforesaid shall be adjusted to include the additional Debt, determined on a consolidated basis as of such date, which would have been outstanding at such date had such Permitted Securitization Transaction been accounted for as a borrowing at such date, and (ii) Consolidated Funded Debt shall in any event include any Preferred Stock held by a Person other than the Parent or a Wholly-Owned Consolidated Subsidiary, at the higher of its voluntary or involuntary liquidation value; and provided that Consolidated Funded Debt shall not include letters of credit, bank guarantees and similar instruments that support Performance Obligations of the Parent and any of its Subsidiaries; and provided, further, that Guarantees shall be valued as provided in the definition of "Guarantee", and provided that Consolidated Funded Debt shall not include Debt of a joint venture, partnership or similar entity which is Guaranteed by the Parent or a Consolidated Subsidiary by virtue of the joint venture, partnership or similar arrangement with respect to such entity or by operation of applicable law (and not otherwise) except to the extent that the aggregate outstanding principal amount of such excluded Debt at any date exceeds $50,000,000."

      ""Eurodollar Rate" means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Paying Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurodollar Rate" for such Interest Period shall be the rate per annum determined by the Paying Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period."

      ""Extraordinary Gains and Losses" means and includes, for any fiscal period, (i) all extraordinary gains and losses and all other material (whether considered individually or in the aggregate) nonrecurring non-cash items of the Parent and its Consolidated Subsidiaries for such period, determined on a consolidated basis, (ii) gains or losses from the discontinuance of operations and gains or losses of the Parent and its Consolidated Subsidiaries for such period resulting from the sale, conversion or other disposition of material assets of the Parent or any Consolidated Subsidiary other than in the ordinary course of business, (iii) cash payments pursuant to judgments in and/or settlements of the Existing Litigation, (iv) gain or loss on the retirement of debt identified in the consolidated statements of cash flows of the Parent and its Consolidated Subsidiaries for such period and (v) cash charges incurred after September 30, 2003 relating to divestitures and restructurings to the extent that the aggregate amount of such charges does not exceed $500,000,000."

      ""Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank)."

      ""Nonrecourse Debt" means, at any time, all Debt of Subsidiaries (and all other Persons which are consolidated on the Parent's financial statements in accordance with GAAP (such Subsidiaries or other Persons a "Consolidated Person")) of the Parent outstanding at such time incurred on terms that recourse may be had to such Consolidated Person only to the extent of enforcing security over those assets acquired, financed, developed or exploited with the proceeds of such Debt and not by way of action against such Consolidated Person (nor against the Parent or such other Consolidated Person of the Parent) as a general and unconditional obligor of such Debt, provided that, such Debt shall not exceed the cost to acquire, finance, develop or exploit such assets (including associated costs and expenses)."

      ""Subsidiary Guarantor" means each Subsidiary that has executed a Subsidiary Guaranty pursuant to Section 6.13."

          (b)   Section 1.01 of the Agreement is hereby amended by deleting the last paragraph of the definition of "Rating Level Period" and inserting the following in its place:

      "and provided, further, that if the Moody's Rating and the S&P Rating differ by one Rating Level, the higher Rating Level will apply for the Rating Level Period and if the Moody's Rating and the S&P Rating differ by more than one Rating Level, then the applicable Rating Level Period shall be one Rating Level higher than the Rating Level resulting from the application of the lower of such ratings (for which purpose Rating Level 1 is the highest and Rating Level 5 is the lowest); and provided, further, that any period during which there is no Moody's Rating and there is no S&P Rating shall be a Rating Level 6 Period."

          (c)   Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

      "Amendment Effective Date" means the Effective Date as that term is defined in the Amendment, dated as of December 16, 2004, among the Borrower, the Parent, the Required Lenders and the Paying Agent."

      "Reportable Action" means any action, suit or proceeding or investigation before any court, arbitrator or other governmental body against the Parent or any of its Subsidiaries other than one that could not reasonably be expected to have a Material Adverse Effect."

          (d)   Section 1.01 of the Agreement is hereby amended by deleting each of the following defined terms:

      "Eurodollar Reserve Percentage"
      "IRS"
      "Property"
      "Restricted Payment"

          (e)   Section 1.02 is hereby amended by deleting the section in its entirety, and inserting the following new Section 1.02:

      "1.02    Other Interpretive Provisions.    With reference to this Agreement and each other Financing Document, unless otherwise specified herein or in such other Financing Document:

            (a)   The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Financing Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Financing Document, shall be construed to refer to such Financing Document in its entirety and not to any particular provision thereof, (iv) all references in a Financing Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Financing Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            (b)   In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

            (c)   Section headings herein and in the other Financing Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Financing Document."

          (f)    Section1.04 is hereby amended by deleting the section in its entirety.

          (g)   Sections 1.05, 1.06 and 1.07 are hereby amended by renumbering those sections as Sections 1.04, 1.05 and 1.06, respectively.

          (h)   Section 3.01(c) of the Agreement is hereby amended by deleting reference to "subsection (d)" and inserting in its place "subsection (c)".

          (i)    Section 4.02(a) of the Agreement is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 4.02(a):

            "(a) The representations and warranties of the Borrower and each other Obligor contained in Article V (other than, after the Amendment Effective Date, the representations and warranties set forth in Sections 5.04(a), 5.04(b), 5.05(a), or 5.13) or any other Financing Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct as of such earlier date;"

          (j)    Section 5.02 of the Agreement is hereby amended by deleting that Section in its entirety and inserting the following new Section 5.02:

      "The execution, delivery and performance by each Principal Obligor of this Agreement and by the Borrower of the Notes: (a) are within its corporate or, if applicable, partnership, powers; (b) have been duly authorized by all necessary corporate or, if applicable, partnership, action on its part; (c) require no license, consent, approval or other action by or in respect of, or filing or registration with, any governmental body, agency or official, in each case, on its part; and (d) do not contravene, or constitute a default under, any provision of (i) applicable law or regulation, (ii) its Organization Documents, (iii) any agreement or instrument evidencing or governing Debt of such Principal Obligor, except for any contravention or default under any such agreement or instrument evidencing or governing such Debt in an aggregate principal amount, individually or in the aggregate for all such agreements or instruments in respect of which there is a contravention or default, not in excess of $25,000,000; or (iv) any other material agreement, judgment, injunction, order, decree or other instrument binding upon such Principal Obligor."

          (k)   Section 5.03 of the Agreement is hereby amended by deleting that Section in its entirety and inserting the following new Section 5.03:

      "This Agreement constitutes a legal, valid and binding agreement of such Principal Obligor and each Note, when executed and delivered in accordance with this Agreement, will constitute a legal, valid and binding obligation of the Borrower, in each case enforceable against such Principal Obligor in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity."

          (l)    Section 5.04 of the Agreement is hereby amended by deleting the reference to "PricewaterhouseCooopers LLP" and inserting in its place "Deloitte & Touche LLP" and deleting each reference to "2003" and inserting in its place "2004".

          (m)  Section 5.05 of the Agreement is hereby amended by deleting the Section in its entirety and inserting the following in its place:

      "There is no action, suit, proceeding or investigation pending against, or to the knowledge of the Parent threatened against or affecting, the Parent or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official (a) in which there is a reasonable possibility of an adverse decision which could, based upon the facts and circumstances in existence at the time this representation and warranty is made or deemed made, reasonably be expected to have a Material Adverse Effect, except as set forth in the Parent's filings of Forms 10K, 10Q or 8K on or before the date hereof or as set forth in Schedule 5.05 (the "Existing Litigation"), and except for shareholders' derivative litigation or shareholders' class actions based on the same facts and circumstances as the Existing Litigation, or (b) which in any manner draws into question the validity or enforceability of any of the Financing Documents."

          (n)   Section 5.07 of the Agreement is hereby amended by deleting the phrase "an ongoing review" and inserting in its place "reviews".

          (o)   Section 6.01(a) of the Agreement is hereby amended by deleting the reference to "PricewaterhouseCoopers LLP" and inserting in its place "Deloitte & Touche LLP".

          (p)   Section 6.01(c) of the Agreement is hereby amended by deleting the phrase "and 6.13" and inserting the word "and" immediately preceding "6.12".

          (q)   Section 6.01(e) of the Agreement is hereby amended by deleting that section in its entirety.

          (r)   Sections 6.01(f), (g), (h) and (i) of the Agreement are hereby amended by renumbering those sections as Sections 6.01(e), (f), (g) and (h), respectively.

          (s)   Section 6.01(e) of the Agreement (as renumbered) is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 6.01(e):

            "(e) promptly upon the filing thereof, copies of all final registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent), final reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and proxy statements which the Parent or the Borrower shall have filed with the SEC;"

          (t)    Section 6.01(f) of the Agreement (as renumbered) is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 6.01(f):

            "(f)  promptly upon any Responsible Officer obtaining knowledge of the commencement of any Reportable Action, a certificate on behalf of the Parent specifying the nature of such Reportable Action and what action the Parent is taking or proposes to take with respect thereto;"

          (u)   Section 6.01 of the Agreement is hereby amended by deleting every instance of the phrase "subsections (a), (b), (e) or (f)" in the introductory and last paragraphs of Section 6.01 and inserting in its place "subsections (a), (b) or (e)".

          (v)   Section 6.07 of the Agreement is hereby amended by deleting the introductory paragraph in its entirety and inserting in its place the following new paragraph:

      "The Parent will not, and will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owned by the Parent or any Subsidiary, or pay any Debt owed by any Subsidiary to the Parent or any Subsidiary, (b) make loans or advances to the Parent or any Subsidiary or (c) transfer any of its properties or assets to the Parent or any Subsidiary (or, solely in the case of clause (xii) hereof, any other Consolidated Person in respect of such Nonrecourse Debt), except for such encumbrances or restrictions existing under or by reason of:"

          (w)  Sections 6.07(xi) and (xii) of the Agreement are hereby amended by deleting those sections in their entirety and inserting the following new Sections 6.07 (xi), (xii) and (xiii):

            "(xi) provisions governing Preferred Stock issued by a Subsidiary, provided that such Preferred Stock is permitted under Section 6.08,

            (xii) provisions contained in instruments evidencing or governing Nonrecourse Debt, and

            (xiii) provisions contained in debt instruments, obligations or other agreements of any Subsidiary which are not otherwise permitted pursuant to clauses (i) through (xii) of this Section 6.07, provided that the aggregate investment of the Parent in all such Subsidiaries (determined in accordance with GAAP) shall at no time exceed the greater of (a) $300,000,000 or (b) 3% of Consolidated Tangible Assets."

          (x)   Section 6.09(a) of the Agreement is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 6.09(a):

      "any Lien existing on any asset on the Amendment Effective Date securing Debt outstanding on such date;"

          (y)   Sections 6.09(k), (l) and (m) of the Agreement are hereby amended by inserting the following new Section 6.09(k); renumbering old Sections 6.09(k), (l) and (m) as new Sections 6.09(l), (m) and (n), respectively; and deleting in the renumbered Section 6.09(n) the reference to "(j)" and replacing it with "(m)":

            "(k) any Lien securing only Nonrecourse Debt;"

          (z)   Section 6.11(a) of the Agreement is hereby amended by deleting that section in its entirety and inserting in its place the following new Sections 6.11(a), (b) and (c); renumbering old

  Sections 6.11(b), (c), (d), (e) and (f) as new Sections 6.11(d), (e), (f), (g) and (h), respectively; and deleting in the renumbered Section 6.11(h) the reference to "(e)" and replacing it with "(g)":

      "(a)    declaring or paying any dividends and distributions on any shares of the Parent's Stock, including any dividend or distribution payable in shares of the Parent's Stock or Stock Equivalents,

      (b)    making any payments on account of the purchase, redemption, retirement or acquisition of (x) any shares of the Parent's Stock or (y) any option, warrant or other right to acquire shares of the Parent's Stock, including any payment payable in shares of the Parent's Stock or Stock Equivalents,

      (c)    declaring or paying any dividends or distributions on Stock of any Subsidiary held by the Parent or another Subsidiary,"

          (aa) Section 6.12 of the Agreement is hereby amended by deleting that section in its entirety.

          (bb) Sections 6.13, 6.14 and 6.15 of the Agreement are hereby amended by renumbering those sections as new Sections 6.12, 6.13 and 6.14, respectively.

          (cc) Section 6.12(a) of the Agreement (as renumbered) is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 6.12(a):

      "(a)    Consolidated Net Worth.    The Parent will not permit Consolidated Net Worth as of the last day of any fiscal quarter to be less than the sum of (a) $23,000,000,000 plus (b) an aggregate amount equal to 50% of its Consolidated Net Income (but in each case only if a positive number) for each completed fiscal quarter beginning with the period from October 1, 2004 through the end of the then most recently ended fiscal quarter of the Parent (treated for this purpose as a single accounting period)."

          (dd) Section 7.01(b) of the Agreement is hereby amended by deleting the phrase "or 6.13" and inserting the word "or" immediately preceding "6.12".

          (ee) Section 7.01(m) of the Agreement is hereby amended by inserting the following phrase immediately after the term "the Borrower":

      "(or any permitted successor entity pursuant to Section 6.10(b))"

          (ff)  Section 10.05(d)(iii) of the Agreement is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 10.05(d)(iii):

      "(iii) a dispute solely among the Lenders that does not arise from any Obligor's breach of its obligations under any Financing Documents or applicable law."

        (gg) Section 10.07(b)(i) of the Agreement is hereby amended by deleting the amount of "$5,000,000" and inserting in its place "$10,000,000".

        (hh) Section 10.08 of the Agreement is hereby amended by deleting the following sentences in their entirety:

    "Notwithstanding anything herein to the contrary, "Information" shall not include, and the Paying Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Paying Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby. The provisions of the foregoing sentence are intended solely to comply with the requirements of the presumption in Treasury Regulation Section 1.6011-4(b)(3)(iii) and are not intended to permit disclosure of any Information that is not subject to the requirements of such presumption."

        (ii)   Section 10.15 of the Agreement is hereby amended by deleting the following phrase "; PROVIDED THAT THE PAYING AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW".

        (jj)   The Agreement is hereby amended by inserting the following new Section 10.19:

    "10.19 USA PATRIOT Act Notice.

    Each Lender that is subject to the Act (as hereinafter defined) and the Paying Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Paying Agent, as applicable, to identify the Borrower in accordance with the Act."

        (kk) Schedule 5.05 of the Agreement is hereby amended by deleting the Schedule in its entirety and inserting in its place the following:

  "In re Tyco International Securities Litigation, MDL 02-1335-B, Manko v. Kozlowski et. al. MDL—02-1335-B; Civ. No 02-352-B; Overby v. Tyco International Ltd et. al., MDL 02-1335-B; Civ. No. 02-CV-1357-B, and related MDL proceedings."

        (ll)   Schedule 10.02 of the Agreement is hereby amended by deleting the Schedule in its entirety and inserting in its place the following:

"PAYING AGENT'S OFFICE,
CERTAIN ADDRESSES FOR NOTICES

  Notice to:
  Kevin O'Kelly-Lynch
  Tyco International Group S.A.
  17, bd Grande-Duchesse Charlotte
  L-1331 Luxembourg

  Tel: +352 46-43-40-351
  Fax: +352 46-43-51
  email:   kokellylynch@TYCO.COM

   with CC: to:
  Tyco International (US) Inc.
  9 Roszel Rd.
  Princeton, NJ 08540
  Attention: General Counsel
  Tel: 609-720-4200
  Fax: 609-720-4326

  Website Address:   www.tyco.com

   PAYING AGENT:

  Paying Agent's Office
  (for payments and requests for Credit Extensions):
  Bank of America, N.A.
  101 North Tryon Street
  Mail Code: NC1-001-15-04
  Charlotte, NC 28255
  Attention: Donna Dunn
  Tel: 704-386-3767
  Fax: 704-409-0070
  Email:   donna.x.dunn@bankofamerica.com
  Account No.: 1366212250600
  Account Name: Credit Services
  Ref: Tyco International
  ABA# 0260-09593

  Other Notices as Paying Agent:
  Bank of America, N.A.
  Agency Management
  335 Madison Avenue 4th Floor
  Mail Code: NY1-503-04-03
  New York, NY 10017
  Attention: Steven Gazzilllo
  Tel: 212-503-8328
  Fax: 212-901-7842
  Email: steven.gazzillo@bankofamerica.com

   L/C ISSUER:
  Bank of America, N.A.
  Trade Operations-Los Angeles #22621
  333 S. Beaudry Avenue, 19th Floor
  Mail Code: CA9-703-19-23
  Los Angeles, CA 90017-1466
  Attention: Sandra Leon, Vice President
  Tel: 213.345.5231

  Fax: 213.345.6694
  Email: Sandra.Leon@bankofamerica.com"

        (mm) Exhibit E (Form of Subsidiary Guaranty) of the Agreement is hereby amended by deleting reference to "Section 6.14" in Section 4.06(b) of Exhibit E and inserting in its place "Section 6.13".

        SECTION 3.    Representations True; No Event of Default.    The Principal Obligors represent and warrant on the Effective Date that:

        (a)   The representations and warranties contained in Article V of the Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof after giving effect to this Amendment, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct as of such earlier date.

        (b)   No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, which constitutes an Event of Default or which, with the giving of notice and/or the passage of time, would constitute an Event of Default.

        (c)   This Amendment has been duly authorized, executed and delivered on behalf of each of the Principal Obligors.

        (d)   Each of this Amendment and the Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Principal Obligors, enforceable against each of the Principal Obligors in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity.

        SECTION 4.    Ratification.    Except as amended hereby, the Agreement and all other documents executed in connection therewith (including without limitation, the Notes) shall remain in full force and effect. The Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under such other documents are in all respects ratified and confirmed.

        SECTION 5.    Conditions Precedent.    Pursuant to Section 10.01 of the Agreement, this Amendment will become effective on and as of the first date (the "Effective Date") on which the Paying Agent has received the following, each in form and substance satisfactory to the Paying Agent and the Required Lenders:

        (a)   a counterpart of this Amendment duly executed by the Required Lenders and the Principal Obligors; and

        (b)   evidence that the Principal Obligors' U.S. $1,000,000,000 Five-Year Credit Agreement dated as of December 16, 2004 has become effective.

Until the occurrence of the Effective Date, the Agreement, without giving effect to this Amendment shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, all Commitments and Loans thereunder shall continue as set forth therein and all interest accruing and other amounts payable under the Agreement shall continue to accrue and be payable as provided for therein.

        SECTION 6.    Miscellaneous.

        (a)   The Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Effective Date.

        (b)   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        (c)   Any references in the Agreement to "this Agreement", "hereunder", "herein" or words of like import, and each reference in any other document executed in connection with the Agreement (including without limitation, the Notes), to "the Agreement", "thereunder", "therein" or words of like import, shall, from and after the Effective Date, mean and be a reference to the Agreement as amended hereby.

        (d)   The Borrower agrees to reimburse the Paying Agent for its reasonable out-of-pocket expenses in connection with this Amendment including the reasonable fees, charges and disbursements of Chadbourne & Parke LLP, counsel for the Paying Agent.

        (e)   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TYCO INTERNATIONAL GROUP S.A., as Borrower
By:	/s/ KEVIN O'KELLY-LYNCH
Name:	Kevin O'Kelly-Lynch
Title:	Managing Director
TYCO INTERNATIONAL LTD., as Parent
By:	/s/ DAVID J. FITZPATRICK
Name:	David J. FitzPatrick
Title:	EVP & CFO

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BANK OF AMERICA, N.A., as Paying Agent
By:	/s/ JOHN POCALYKO
Name:	John Pocalyko
Title:	Managing Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ JOHN POCALYKO
Name:	John Pocalyko
Title:	Managing Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

CITICORP NORTH AMERICA, INC., as a Lender
By:	/s/ DIANE L. POCKAJ
Name:	Diane L. Pockaj
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

ABN AMRO BANK N.V.
By:	/s/ ERIC OPPENHEIMER
Name:	Eric Oppenheimer
Title:	Director
By:	/s/ MICHELE R. COSTELLO
Name:	Michele R. Costello
Title:	Assistant Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:	/s/ DAMODAR MENON
Name:	Damodar Menon
Title:	Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA S.A.
By:	/s/ JAY LEVIT
Name:	Jay Levit
Title:	Vice President Global Corporate Banking
By:	/s/ JOHN MARTINI
Name:	John Martini
Title:	Vice President Corporate Banking

 [Signature Page to the Amendment to the Three Year Credit Agreement]

THE BANK OF N.T. BUTTERFIELD & SON LTD.
By:
Name:
Title:
By:
Name:
Title:

 [Signature Page to the Amendment to the Three Year Credit Agreement]

THE BANK OF NOVA SCOTIA
By:	/s/ WILLIAM E. ZARRETT
Name:	William E. Zarrett
Title:	Managing Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BARCLAYS BANK PLC
By:	/s/ DOUGLAS BERNEGGER
Name:	Douglas Bernegger
Title:	Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch
By:	/s/ MARIANNE WEINZINGER
Name:	Marianne Weinzinger
Title:	Director
By:	/s/ TRICIA GRIEVE
Name:	Tricia Grieve
Title:	Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BAYERISCHE LANDESBANK, NEW YORK BRANCH
By:	/s/ [ILLEGIBLE]
Name:	[Illegible]
Title:	Senior Vice President
By:	/s/ NORMAN MCCLAVE
Name:	Norman McClave
Title:	First Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BEAR STEARNS CORPORATE LENDING INC.
By:	/s/ VICTOR BULZACCHELLI
Name:	Victor Bulzacchelli
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

BNP PARIBAS
By:	/s/ SHAYN MARCH
Name:	Shayn March
Title:	Director
By:	/s/ NUALA MARLEY
Name:	Nuala Marley
Title:	Managing Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

COMMERZBANK AG, New York and Grand Cayman Branches
By:
Name:
Title:
By:
Name:
Title:

 [Signature Page to the Amendment to the Three Year Credit Agreement]

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	/s/ PETER CHAUVIN
Name:	Peter Chauvin
Title:	Vice President
By:	/s/ ALAIN DAOUST
Name:	Alain Daoust
Title:	Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ FREDERICK W. LAIRD
Name:	Frederick W. Laird
Title:	Managing Director
By:	/s/ THOMAS A. FOLEY
Name:	Thomas A. Foley
Title:	Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:
Name:
Title:

 [Signature Page to the Amendment to the Three Year Credit Agreement]

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ F. MCDONALD	/s/ FERGUS WOODS
Name:	F. McDonald	Fergus Woods
Title:	Director	Deputy Manager

 [Signature Page to the Amendment to the Three Year Credit Agreement]

HIGHLAND FLOATING RATE FUND LLC
By:
Name:
Title:

 [Signature Page to the Amendment to the Three Year Credit Agreement]

ING BELGIUM NV/SA
By:	/s/ YVES ADLER
Name:	Yves Adler
Title:	Directeur Adjoint

 [Signature Page to the Amendment to the Three Year Credit Agreement]

JPMORGAN CHASE BANK, N.A.
By:	/s/ ROBERT T. SACKS
Name:	Robert T. Sacks
Title:	Managing Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

LEHMAN COMMERCIAL PAPER INC.
By:	/s/ JANINE M. SHUGAN
Name:	Janine M. Shugan
Title:	Authorized Signatory

 [Signature Page to the Amendment to the Three Year Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ BRIAN J. SOHOCKI
Name:	Brian J. Sohocki
Title:	Officer

 [Signature Page to the Amendment to the Three Year Credit Agreement]

MELLON BANK, N.A.
By:	/s/ DANIEL J. LENCKOS
Name:	Daniel J. Lenckos
Title:	First Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

MERRILL LYNCH BANK USA
By:	/s/ FRANK STEPAN
Name:	Frank Stepan
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

MIZUHO CORPORATE BANK, LTD.
By:
Name:
Title:

 [Signature Page to the Amendment to the Three Year Credit Agreement]

MORGAN STANLEY BANK
By:	/s/ DANIEL TWENGE
Name:	Daniel Twenge
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

THE NORTHERN TRUST COMPANY
By:	/s/ JOHN A. KONSTANTOS
Name:	John A. Konstantos
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

THE ROYAL BANK OF SCOTLAND, PLC
By:	/s/ FRANK GUERRA
Name:	Frank Guerra
Title:	Senior Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

SAN PAOLO IMI S.p.A.
By:	/s/ RENATO CARDUCCI
Name:	Renato Carducci
Title:	General Manager
By:	/s/ LUCA SACCHI
Name:	Luca Sacchi
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

SOCIETE GENERALE
By:	/s/ AMBRISH D. THANAWALA
Name:	Ambrish D. Thanawala
Title:	Director

 [Signature Page to the Amendment to the Three Year Credit Agreement]

SUMITOMO MITSUI BANKING CORP., NEW YORK
By:
Name:
Title:

 [Signature Page to the Amendment to the Three Year Credit Agreement]

UBS LOAN FINANCE LLC
By:	/s/ BARBARA EZELL-MCMICHAEL
Name:	Barbara Ezell-McMichael
Title:	Associate Director, Banking Products Services, US
By:	/s/ WINSLOWE OGBOURNE
Name:	Winslowe Ogbourne
Title:	Associate Director, Banking Products Services, US

 [Signature Page to the Amendment to the Three Year Credit Agreement]

WESTPAC BANKING CORPORATION
By:	/s/ RANDY FAUST
Name:	Randy Faust
Title:	Vice President

 [Signature Page to the Amendment to the Three Year Credit Agreement]

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AMENDMENT
WITNESSETH
" PAYING AGENT'S OFFICE, CERTAIN ADDRESSES FOR NOTICES